SANSWIRE ANNOUNCES SETTLEMENT WITH SECURITIES AND EXCHANGE COMMISSION

KENNEDY SPACE CENTER, FL – December 17, 2010 (Marketwire) - Sanswire Corp. (OTCBB: SNSR), a developer of lighter-than-air unmanned aerial vehicles (UAVs) and related technologies, today announced that it has reached a settlement with the U.S. Securities and Exchange Commission (the “SEC”) resolving the previously-disclosed lawsuit against GlobeTel Communications Corp. (“GlobeTel,” now Sanswire), without admitting or denying the allegations in the SEC’s complaint, as is consistent with standard SEC practice.  The settlement relates to allegations of fraud and other wrongdoing by former management dating back to 2002.

The SEC’s complaint alleged that GlobeTel engaged in actions that violated certain federal securities laws and SEC rules, including the antifraud provisions.  Under the terms of the settlement, the Company is required to pay a civil penalty of $300,000. As previously disclosed, the Company placed funds to pay the civil penalty in escrow in June 2010.  Further, the Company consented to a permanent injunction against future violations of such federal securities laws and SEC rules.  The Company also has agreed to perform certain undertakings, including among other things retaining a Chief Financial Officer, establishing and securing board members for an independent Audit Committee of the Board of Directors, and retaining an Audit Committee Financial Expert for the Board, to enhance its disclosure controls, processes and practices. On December 16, 2010, the U.S. District Court for the Southern District of Florida was advised of the settlement and dismissed all claims against GlobeTel without prejudice.

“Sanswire is committed to the highest standards of ethics and accounting,” stated Glenn Estrella, President and CEO. “A critical focus of our new management team has been to strengthen our corporate governance structure and our disclosure controls and procedures in order to maintain integrity in our financial reporting and ensure our systems and results are reliable going forward.”

“This settlement is in the best interests of the Company and its shareholders as it brings a long SEC investigation and lawsuit to closure,” added Michael Clark, the Company's Chairman of the Board. “We are extremely pleased to have resolved this matter and look forward to moving on to execute our current business strategy.”

About Sanswire Corp.

Sanswire Corp. (OTCBB: SNSR) is a developer of autonomous, lighter-than-air UAVs capable of carrying payloads that provide persistent security solutions at low, mid, and high altitudes.  Sanswire’s airships are designed for use by government-related and commercial entities that require real-time intelligence, surveillance, and reconnaissance support for military, homeland defense, border and maritime missions. For more information about Sanswire, please visit www.sanswire.com.

Forward-Looking Statements

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's ability to execute on its business strategy, the effectiveness of its new corporate governance structure and disclosure controls and procedures, and its ability to implement new corporate governance procedures or fulfill the undertakings. Words such as forecast, project, intend, expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward-looking statements or information under applicable securities laws.  These statements are based on the Company’s current expectations, estimates, forecasts and projections about, among other things, the operating environment, economies and markets in which the Company operates. These forward-looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company's previously reported actual results, performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward-looking statements.

For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q and the other securities filings of the Company with the SEC.  The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events or otherwise.

For more information, please contact:
Barbara Johnson
Sanswire Corp.
1.786.288.0717
investors@sanswire.com